Filed pursuant to 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Disciplined International Equity Fund	BMO Small-Cap Value Fund
BMO Large-Cap Value Fund	BMO Small-Cap Growth Fund
BMO Large-Cap Growth Fund	BMO Low Volatility Fund
BMO Mid-Cap Value Fund	BMO Dividend Income Fund
BMO Mid-Cap Growth Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated December 17, 2021 to the Prospectus and Statement of Additional Information, each dated December 29, 2020, as supplemented

Effective December 16, 2021, management of the Funds, each a series of BMO Funds, Inc. (the “Corporation”), transferred from BMO Asset Management Corp. (“BAMC”) to Columbia Management Investment Advisers, LLC (“Columbia”). Accordingly, all references to BAMC as investment adviser to the Funds are hereby replaced with references to Columbia, the Funds’ new investment adviser. The portfolio managers to each Fund will remain the same. Each Fund’s portfolio managers have transitioned to Columbia.

Columbia, located at 290 Congress Street, Boston, MA 02210, is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2020, Columbia had approximately $408 billion in assets under management. Columbia has investment experience that covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia also acts as investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.

Columbia serves as the investment adviser to the BMO Disciplined International Equity Fund, BMO Small-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund and BMO Small-Cap Growth Fund pursuant to an investment advisory agreement between Columbia, and the Corporation, on behalf of each of those Funds (the “Advisory Agreement”). The Advisory Agreement has an initial term of two-years. The compensation payable to Columbia under the Advisory Agreement is identical to the compensation payable to BAMC under the prior investment advisory agreement with respect to each applicable Fund.

Columbia also serves as the investment adviser to the BMO Mid-Cap Value Fund, BMO Low Volatility Equity Fund and BMO Large-Cap Growth Fund pursuant to an interim advisory agreement adopted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, between Columbia, and the Corporation on behalf of each of those Funds (the “Interim Advisory Agreement”). Under the terms of the Interim Advisory Agreement, Columbia may serve as the investment adviser to such Funds until 150 days from December 16, 2021. The Interim Advisory Agreement may terminate prior to that if shareholders of a Fund that is party to the Interim Advisory Agreement approve a new investment advisory agreement between Columbia and the Corporation with respect to such Fund, or such Fund reorganizes into a series of Columbia Funds Series Trust or Columbia Funds Series Trust II, as applicable. The compensation payable to Columbia under the Interim Advisory Agreement is identical to the compensation payable to BAMC under the prior investment advisory agreement with respect to each applicable Fund; however, such compensation will be held in escrow and will be paid to Columbia with respect to a Fund only if shareholders of such Fund approve a new investment advisory agreement with Columbia. If shareholders of a Fund do not approve a new investment advisory agreement with Columbia, Columbia will be entitled to receive the lesser of its costs incurred in performing the services under the Interim Advisory Agreement with respect to a Fund (plus interest) and the total fees held in escrow pursuant to the Interim Advisory Agreement.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Statement of Additional

Information for future reference.